SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 2, 2015


                          SYNERGY RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)


         Colorado                     001-35245                  20-2835920
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

     On June 2, 2015, the Company entered into the sixth amendment to its revolving line of credit agreement. SunTrust Bank is the Joint Lead Arranger/Administrative Agent for the eight bank syndicate and KeyBank, National Association is the Joint Lead Arranger/Syndication Agent.

     The maximum amount the Company can borrow at any one time is known as the Borrowing Base. The Borrowing Base can increase or decrease based upon the value of the collateral which secures any amounts borrowed under the line of credit. For the most part, the value of the collateral will be derived from the estimated future cash flows of the Company's proved oil and gas reserves, discounted by 10%. The new Borrowing Base is $175,000,000. The maximum loan commitment by the banks is $500,000,000, subject to lesser amounts imposed by the Borrowing Base.

     Furthermore, the covenant requiring maintenance of a minimum current ratio has been replaced by covenant requiring the maintenance of a minimum liquidity amount of $25,000,000.

     The interest rate on outstanding borrowings will be based upon a pricing grid which escalates with utilization and establishes a minimum of 2.5%.

     Amounts borrowed from the banks:

     o will be used to develop oil and gas properties, acquire new oil and gas properties, and for working capital and other general corporate purposes;

     o    will be due and payable on December 15, 2019; and

     o are secured by substantially all of the Company's producing wells and developed oil and gas leases.

     Any of the following are an event of default which would cause any amounts due under the line of credit to become immediately due and payable:

     o    the Company fails to make any interest or principal  payment when due;
          and

     o the Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the banks.

     The foregoing description of the sixth amendment to the line of credit agreement, including events of default, does not purport to be complete and is qualified in its entirety by reference to the full text of the amended credit agreement which is filed as Exhibit 10.35 to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information included under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits

Number      Description

10.35       Sixth Amendment to Credit Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015


                                    SYNERGY RESOURCES CORPORATION


                                    By: /s/ Frank. L. Jennings
                                        -------------------------------------
                                        Frank L. Jennings, Principal Financial
                                        and Accounting Officer